imprimis PHARMACEUTICALS

NASDAQ: IMMY

Mark L. Baum, CEO
February 2017

Safe Harbor

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from Imprimis Pharmaceuticals, Inc.'s (the "Company" or "Imprimis") expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its fomulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; its estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Imprimis expressly disclaims any intent or obligation to update these forward-looking statements except as required by law.

Overview

- Ophthalmology focused pharmaceutical company
- 1,450+ ophthalmologist customers & growing
- Shifting treatment paradigms in cataract, glaucoma and conscious sedation
- Cash-based 90% of revenues
- Not reliant on "middlemen" (PBMs, insurance, rebates wholesalers)
- 27+ patents and pending patents
- Committed to lower-cost innovative medications

Performance/Value

- 8 quarters of consecutive quarterly growth
- 245% revenue CAGR since launch (2014 - 2016)
- Ranked 12th on Deloitte's 2016 Technology Fast 500 and 4th fastest growing U.S. pharmaceutical/biotech
- Estimated >10% share in post-cataract and refractive surgery care markets
- Balance sheet to execute
- 2017 Expectations:
  - Increase margins from low 50% to 60%
  - Realize operating profit

Planned Growth

- 2017 planned ophthalmology launches into:
  - Glaucoma
  - Wet AMD & DME
  - Dry Eye Disease (DED)
  - Infection and Inflammation
- Expand ophthalmology segment to 80% of revenues
- Narrow product portfolio
- Lower unit costs with larger batch sizes and labor savings
- Utilize paid-for production & distribution infrastructure to increase operating efficiency
- Expand relationships with existing and new payor networks

Traditional Pharmaceutical Value Chain


MDs
Hospitals
ASCs
PRODUCTION
PHARMACY BENEFIT MANAGERS
INSURERS
WHOLESALERS
PHARMACY RETAILERS
Patient

Imprimis Value Chain


MDs
Hospitals
ASCs
Production and Dispensing at imprimis Rx
Patient

100% Transparency

- No insurance company, pharmacy benefit manager (PBM), wholesaler or distributor middlemen
- No formulary rejections, discount cards or rebates
- No payment submittals, investigations or PBM clawbacks
- No need for "Patient Assistance Programs" with affordable pricing


Imprimis Value Chain
MDs
Hospitals
ASCs
Production
and
Dispensing at
imprimis Rx
Patient

imprimis

2017 Expected Margin Expansion

Production Efficiency



- New state-of-the-art cGMP production facility
- $5M+ investment in robotics and automation
- Increased batch sizes and unit yields per batch
- Lower labor costs (fewer FTEs; lower-cost personnel)
- cGMP standards open new account opportunities

Order & Fulfillment Efficiency


imprimis
Product Details
Tri-Moxi
$ 440.00

- Integrated order and fulfillment software system
- "Amazon-type" online ordering portal bypasses customer service directly to fulfillment
- Automated invoice generation and labeling
- Minimum order requirement of 20 units increases average sales per order
- Improved customer convenience and satisfaction
- Reduced customer service costs per order

imprimis PHARMACEUTICALS

Revenue Performance

(Includes Q3 '16 Insurance Claim)

(in thousands of dollars)


6,000
5,000
4,000
3,000
2,000
1,000
-
Ophthalmology Sales
Non-Ophthalmology Sales
Insurance Claim
$554
$1,563
$1,967
$2,683
$3,503
$4,381
$4,907
$5,760*
Q4-2014
Q1-2015
Q2-2015
Q3-2015
Q4-2015
Q1-2016
Q2-2016
Q3-2016

	Q4-2014	Q1-2015	Q2-2015	Q3-2015	Q4-2015	Q1-2016	Q2-2016	Q3-2016
Gross Margin	39%	36%	47%	55%	44%	49%	56%	52%
Net Loss	(2,745)	(3,093)	(3,730)	(3,952)	(5,124)	(4,496)	(4,639)	(3,850)

imprimis PHARMACEUTICALS

* Represents $818 gain paid for business interruption insurance claim related to lost profits for down time of Texas facility.

2016 Revenue Mix


Non-
Ophthalmology
40% of revenues
Ophthalmology
60% of Revenues
Markets
Integrative
Medicine – 23%
Urology – 10%
Other – 7%

imprimis

Ophthalmology Business

	Commercialized			Ophthalmology Development Pipeline					
Indication	Post-Cataract Post-LASIK Surgery		Ophthalmic Sedation	Wet AMD DME	Glaucoma	Ophthalmic Surgery	Uveitis	Dry Eye	Infection Inflammation
Current treatments	Antibiotics Steroids NSAIDS		Conscious Sedation	Anti-VEGF Bevacizumab Ranibizumab Aflibercept	Prostaglandins Beta Blockers Alpha Agonists Carbonic Anhydrase Inhibitors	Epinephrine Phenylephrine Shurgcaine Ketorolac	Corticosteroids	Cyclosporine Lifitegrast Artificial Tears Devices Nutraceuticals	Combination Steroid & Antibiotic
Product	Dropless Therapy® Injectable	LessDrops® Combination Drops	MKO Melt™ Sublingual Sedation*	Repackaged Avastin	Combination Eye Drops	Mydriatics Anesthetics	Corticotropin*	Combination Eye Drops	Combination Gati-Dex
Competing products	VIGAMOX® (antibiotic) Besivance® (antibiotic) DUREZOL® (steroid) PROLENSA® (NSAID) Prednisolone Acetate (steroid)-Ketorolac (NSAID)			Eylea® Lucentis® Repackaged Avastin	Lumigan® Combigan® Alphagan® P Latanoprost Dorzolamide/ Timolol	OMIDRIA® Phenylephrine and ketorolac	Lotemax® Durezol® Acthar® H.P Gel	Restasis® Xiidra® Cyclosporine	TobraDex® Zylet® Lotemax® Tobramycin / Dexamethasone
Market	**$100M** IMMY Est. TAM[1]	**$360M** IMMY Est. TAM[1]	**$100M** IMMY Est. TAM[1]	**$130M** IMMY Est. TAM[1]	**$500M** IMMY Est. TAM[1]	**$100M** IMMY Est. TAM[1]	**$100M** IMMY est. TAM[1]	**$100M** IMMY Est. TAM[1]	**$100M** IMMY est. TAM[1]
Launch	APR 2014 Launch	JAN 2015 Launch	MAY 2016 Launch	1H 2017 Launch	1H 2017 Launch	1H 2017 Launch	2H 2017 Launch	2H 2017 Launch	1H 2017 Launch

*Other large non-ophthalmology market opportunities
MKO Melt: MRI procedures, dental procedures, colonoscopies, vasectomies, biopsies, women's health, and cosmetic surgery procedures.
Corticotropin: Infantile spasms, multiple sclerosis, nephrotic syndrome, systemic lupus erythematosus

imprimis PHARMACEUTICALS

Ophthalmology Revenue Growth

(January 1, 2015 – Dec 31, 2016)



$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Dropless® Launch (Early 2014)
LessDrops® Launch
*
* Attained ~10%+ Unit Volume Market Share
Q1-2015
Q2-2015
Q3-2015
Q4-2015
Q1-2016
Q2-2016
Q3-2016
Q4-2016

imprimis

Competitive Analysis of Market Leaders

Eye drop market leaders unit volumes since LessDrops® launch – May 2015


Line
Bar
VIGAMOX 0.496M
Alcon Vigamox®
antibiotic eye drop
0.64M
0.62M
0.6M
0.58M
0.56M
0.54M
0.52M
0.5M
Sep 2015
Dec
Mar
Jun 2016
Sep


Line
Bar
BESIVANCE 0.240M
B+L Besivance®
antibiotic eye drop
0.28M
0.27M
0.26M
0.25M
0.24M
0.23M
Jun
Sep 2015
Dec
Mar
Jun 2016
Sep


Line
Bar
PRED FORTE 84065.00
Allergan Pred Forte®
steroid eye drop
0.12M
0.115M
0.11M
0.105M
0.1M
95000
90000
85000
Sep 2015
Dec
Mar
Jun 2016
Sep


Line
Bar
PROLENSA 0.157M
B+L Prolensa®
NSAID eye drop
0.19M
0.18M
0.17M
0.16M
0.15M
0.14M
Sep 2015
Dec
Mar
Jun 2016
Sep

Symphony Health Solutions (IMS Health Inc. data) retrieved February 7, 2017 [2]

Pre-Imprimis: Cataract Surgery Journey

PATIENT PROFILE

- Elderly
- Arthritis
- Scoliosis
- Often lives alone
- Fixed income

SCHEDULING

- MD prescribes patient with pre- and post-surgery prescriptions for topical non-steroidal, anti-inflammatory and antibiotic drops

PRE-SURGERY

- Patient intravenously sedated
- Patient is anxious while IV is administered

SURGERY DAY

- Cataract procedure performed
- Increased recovery time required due to recovery time of IV sedation

POST-OP

- Pharmacy switch Rxs
- Difficulty administering
- Confusion on drop regimen
- Sometimes runs out with no refills

SUMMARY

- Patient IV anxiety
- Patient expense of >$100 for eye drops
- Compliance concerns and calls to office staff
- Risk of endophthalmitis, inflammation and CME

Imprimis' Dropless® and IV Free™ Experience



PATIENT PROFILE

- Elderly
- Arthritis
- Scoliosis
- Often lives alone
- Fixed income



SCHEDULING

- Informed about Dropless Therapy
- No pre- or post-surgery drops prescribed



PRE-SURGERY

- No IV is administered
- Patient is given MKO Melt™ sublingual sedation troche



SURGERY DAY

- Dropless Therapy® intravitreal injection is administered following cataract procedure



POST-OP

- Eye looks quiet
- No infection
- No inflammation



SUMMARY

- No IV anxiety
- Post-surgery drops eliminated or reduced
- MD has no compliance concerns
- No calls to office staff with issues over drops

imprimis PHARMACEUTICALS

Dropless Cataract Surgery®

Dropless Therapy®



Standard of Care


Alcon
VIGAMOX
PROLENSA
SANDOZ

__What is it__?

- Patent-pending one-time steroid/antibiotic combination injection at the end of cataract procedure

__Why is it important__?

- Substantially reduces or eliminates the need for post-operative eye drops
- Lower-cost compared to standard of care eye drops costing an estimated $323[3]
- Patients and MDs prefer Dropless®[4]
- Over 325,000 units sold since mid-2014
- Strong body of supportive clinical research[4-6]

__What is the opportunity__?

- Imprimis est. TAM = $100M
- Growing market with aging population, 3.8M cataract annually U.S.[7]

* Published clinical data (Appendix)

Combination Eye Drops

LessDrops®



imprimis

Standard of Care



Alcon

What is it?

- Patent-pending combination eye drops used following cataract and refractive procedures:
  - Antibiotic + Steroid
  - NSAID + Steroid
  - Triple Drop®

Why is it important?

- Lower-cost compared to standard of care eye drops - $60 vs. $323[3]
- 50% fewer eye drop applications
- Growing business with over 235,000 units sold since launch in early 2015

What is the opportunity?

- Imprimis est. TAM = $360M
- 3.8M cataract and 600,000 LASIK surgeries annually U.S.[7,8]

imprimis PHARMACEUTICALS

IV Free™ Conscious Sedation

MKO Melt™



Intravenous Sedation



What is it?

- Patent-pending MKO Melt™ sublingual sedation
- Combination midazolam, ketamine & ondansetron
- $15 per Melt; sold in 1, 2 or 3 Melt packs

Why is it important?

- Conscious sedation instead of intravenous sedation
- Growing customer base with over 120 prescribing MDs since launch in mid-2016

What is the opportunity?

- Imprimis est. ophthalmology TAM = $100M
  - 4.4M ocular surgeries performed annually in U.S.[7,8]
- Imprimis est. non-ophthalmology TAM = $1.9B
  - 70M+ procedures*[1,9-19]

imprimis PHARMACEUTICALS

* Non-Ophthalmology markets include MRI procedures 34M[9]; dental procedures 20M[10,11]; colonoscopies 18M[12]; vasectomies 500,00[13]; biopsies 3.2M[14-16]; women's health 1.1M[17,18]; and cosmetic surgery procedures 500,000[1,19].

OPHTHALMOLOGY DEVELOPMENT PIPELINE	1H 2017	2H 2017	1H 2018
Preservative Free Combination Eye Drops for Glaucoma	Commercial		
Repackaged Avastin and Vitamins for Wet AMD and DME	Commercial		
Mydriatics and Anesthetics for Ophthalmic Surgery	Commercial		
Gati-Dex, Combination Steroid & Antibiotic for Infection & Inflammation	Commercial		
Combination Topical Drops and Vitamins for Dry Eye Disease	Evaluation	Commercia l	
Corticotropin for Uveitis	Evaluation	Commercial	Commercial

imprimis

Glaucoma Eye Drops

Glaucoma Combination Drop


imprimis

Standard of Care is 2+ Bottles



What is it?

- Portfolio of combination eye drops for glaucoma expected to be launched in 1H 2017
- Preservative-free to reduce burning and stinging common in current drops
- Proprietary technology increases corneal penetration and length of residence on the eye

Why is it important?

- Glaucoma is chronic, incurable and if not treated can lead to blindness
- Lower-cost; more convenient than multiple drops

What is the opportunity?

- Imprimis est. TAM = $500M
- 4 million glaucoma patients in the U.S.[20]

Other Markets

Integrative Medicines

Ascorbic Acid, Curcumin & Artesunate



23% of total 2016 revenues



What is it?

- Integrative medicines for oncology, autoimmune diseases and chronic infectious diseases
- Leading medications include ascorbic acid (non-corn source), curcumin emulsion (patent pending) and artesunate (lyophilized)

Why is it important?

- Integrative medicines represented 23% of total 2016 revenues
- Customers are thought leaders in their fields
- Imprimis' leadership demonstrated by Integrative Therapies Institute (ITI) educational conferences (running since 2012)

What is the opportunity?

- Imprimis est. TAM = $100M

Injectable For Erectile Dysfunction

Tri-Mix Injectable



Recommended by AUA



What is it?

- Tri-Mix (phentolamine, papaverine and prostaglandin) injectable for erectile dysfunction (ED)

Why is it important?

- Recommended treatment by the American Urology Association (AUA)
- Lower-cost vs. standard of care oral medications
- Growing business with over 600 patients
- Key customer is a leading national managed healthcare company

What is the opportunity?

- Imprimis est. TAM = $500M+
- 30M U.S. males have ED[21]

Lower-Cost Alternative to Elmiron for IC

PPS-DR™


Imprimis

Elmiron®


ELMIRON

What is it?

- PPS DR® (pentosan polysulfate sodium) for interstitial cystitis (IC)

Why is it important?

- Recommended treatment by the American Urology Association
- Delayed-release
- Lower-cost alternative to Elmiron®
- $99 vs. $800 per month[22]

What is the opportunity?

- Imprimis est. TAM = $100M
- Up to 12M patients in the U.S.[23]

imprimis PHARMACEUTICALS

Summary

Cost and Simplicity

- ~90% cash pay
- 50-75% consumer cost savings
- No middlemen, rebates, discount cards

Prescriber Value

- No pharmacy hassles
- Better compliance
- Reduced staff time
- Happier patients


imprimis Rx
Value
Innovation

Patient Value

- Easy administration
- Rx shipped to home
- No coupon cards
- No insurance denials

Innovation Driving Growth

- 27 patents issued or pending
- Strong revenue growth expected in 2017
- Margins are expanding
- Approaching profitability

Company Profile



Trading symbol: NASDAQ: IMMY

Price per share (2-10-2017): $2.62

Stock price range (52-week): $1.65 - $4.90

Average daily trading volume: 116,000 shares

Market cap: $43 million

Shares Outstanding: 18.6 million

Corporate headquarters: San Diego, CA

Facilities: Irvine, CA, Ledgewood, NJ, Folcroft, PA

Website: www.ImprimisRx.com

References and Appendix

References

1. Imprimis Pharmaceuticals internal business data, 2015-2017
2. IMS Health, Inc. data. Retrieved February 7, 2017
3. Andrew Chang & Co LLC. Analysis of the Economic Impacts of Dropless Cataract Therapy on Medicare, Medicaid, State Governments, and Patient Costs (2015, October). Retrieved January 5, 2016, from http://www.improvedeyecare.org/CSIE_Dropless_Economic_Study.pdf
4. Fisher, B. L., & Potvin, R. (2016, July 18). Transzonular vitreous injection vs a single drop compounded topical pharmaceutical regimen after cataract surgery. Retrieved October 18, 2016, from https://www.dovepress.com/transzonular-vitreous-injection-vs-a-single-drop-compounded-topical-ph-peer-reviewed-fulltext-article-OPTH
5. Tyson, S. L., et al. (2016, September 30). Clinical outcomes after injection of a compounded pharmaceutical for prophylaxis after cataract surgery: A large-scale review. Retrieved November 5, 2016, from http://journals.lww.com/co-ophthalmology/Abstract/publishahead/Clinical_outcomes_after_injection_of_a_compounded.99409.aspx
6. Lindstrom, R.L., et al. (2017). Dropless Cataract Surgery: An Overview. *Clinical Ophthalmology*. (E-pub ahead of print – Volume 22) from http://benthamscience.com/journals/current-pharmaceutical-design/article/147752/
7. Market Scope, LLC, Comprehensive Report on the Global IOL Market (2013, May).
8. Number of LASIK surgeries in the United States from 1996 to 2020. Retrieved February 9, 2016 from https://www.statista.com/statistics/271478/number-of-lasik-surgeries-in-the-us/
9. IMV Medical Information Division, Inc. Benchmark Report MR2013 (2013, July). Retrieved December 15, 2016.
10. Endodontic Facts by the American Association of Endodontists. (n.d.). Retrieved January 07, 2017, from http://www.aae.org/about-aae/news-room/endodontic-facts.aspx
11. Friedman, J. W. (2007, September). The Prophylactic Extraction of Third Molars: A Public Health Hazard. Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC1963310/
12. US Market Report Suite for Gastrointestinal Endoscopic Devices 2017 - MedSuite. (2016, August 01). Retrieved January 08, 2017, from https://www.idataresearch.com/product/us-market-report-suite-for-gastrointestinal-endoscopic-devices-2017-medsuite/
13. Allen, A. (2007). Vasectomy Risks and Benefits. Retrieved November 08, 2016, from http://www.webmd.com/men/features/vasectomy-risks-benefits
14. Elmore, J. G., MD, Longton, G. M., MS, & Carney, P. A., PhD. (2015, March 17). Diagnostic Concordance in Interpreting Breast Biopsies. Retrieved January 08, 2017, from http://jamanetwork.com/journals/jama/fullarticle/2203798
15. Voigt, J., & Mosier, M. (2013, September). A powered bone marrow biopsy system versus manual methods: a systematic review and meta-analysis of randomised trials. Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3756462/

References

16. Irwin, K. (2012, December 10). Prostate cancer now detectable using imaging-guided biopsy, UCLA study shows. Retrieved January 08, 2017, from http://newsroom.ucla.edu/releases/prostate-cancer-now-detectable-241575
17. Sklavos, M. M., Spracklen, C. N., Saftlas, A. F., & Pinto, L. A. (2014, February 23). Does Loop Electrosurgical Excision Procedure of the Uterine Cervix Affect Anti-Müllerian Hormone Levels? Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3953513/
18. Centers for Disease Control and Prevention - United States, 2013. (2016, November 24). Retrieved January 07, 2017, from https://www.cdc.gov/mmwr/volumes/65/ss/ss6512a1.htm
19. ASPS 2015 Plastic Surgery Statistics Report - American Society of Plastic Surgeons. (2015). Retrieved January 8, 2017, from https://d2wirczt3b6wjm.cloudfront.net/News/Statistics/2015/plastic-surgery-statistics-full-report-2015.pdf
20. Glaucoma Research Foundation. Glaucoma Facts and Stats. Retrieved February 9, 2017 from http://www.glaucoma.org/glaucoma/facts-statistics/glaucoma-facts-and-stats.php
21. National Institute of Diabetes and Digestive and Kidney Diseases. Erectile Dysfunction. Retrieved February 9, 2017 from https://www.niddk.nih.gov/health-information/urologic-diseases/erectile-dysfunction
22. Price Comparison for Elmiron. About $800 (90 count). Retrieved February 9, 2017 from https://www.goodrx.com/elmiron
23. Interstitial Cystitis Association. 4 to 12 Million May Have IC. Retrieved February 09, 2017, from http://www.ichelp.org/about-ic/what-is-interstitial-cystitis/4-to-12-million-may-have-ic/

imprimis
PHARMACEUTICALS

Imprimis Pharmaceuticals
(NASDAQ: IMMY)

12264 El Camino Real, #350
San Diego, CA 92130
(858) 704-4040
www.imprimispharma.com

Disruptive Business Model

We use 7,800+ FDA-approved generic drugs to create *new* lower-cost, high-quality, customizable and often patentable compounded formulations



FDA-approved APIs made in FDA registered facilities according to USP monographs

+



Strict quality standards mandated by the Drug Quality & Security Act of 2013

=



Lower cost novel compounded medications

imprimis PHARMACEUTICALS

Drug Combination IP


SSP Technology® allows for mixing of active drugs into suspensions for:
Cataract surgery
Refractive surgery
Without SSP Technology®, large irregular clumps of active drugs persist, not usable as injection or eye drop
Triamcinolone
Moxifloxacin HCl
(15/1)mg/mL Sterile
(15/1)mg/mL Sterile

imprimis PHARMACEUTICALS

Published Clinical Data

Tyson, S. L., et al. (2017, January). Clinical outcomes after injection of a compounded pharmaceutical for prophylaxis after cataract surgery: a large-scale review. *Current Opinion in Ophthalmology.*

No major intraoperative complications associated with the transzonular injection technique. There were no cases of postoperative endophthalmitis. Rates of infection and inflammation reported in this retrospective review of 1,541 cases from 922 patients receiving a transzonular injection of Tri-Moxi-Vanc for prophylaxis after cataract surgery appear similar to reported rates with alternative prophylactic therapies such as topical drops.[5]

Fisher, B. L., & Potvin, R, (2016, July 18). Transzonular vitreous injection vs a single drop compounded topical pharmaceutical regimen after cataract surgery. *Current Pharmaceutical Design*.

Review of the rationale for reducing topical therapy in cataract surgery prophylaxis, and what is known to date about the efficacy and safety of the Dropless® approach. Both groups expressed similar satisfaction with surgery, but patients who received Dropless® preferred the overall experience (P=0.01).[4]

Lindstrom, R.L., et al. (2017). Dropless Cataract Surgery: An Overview. *Current Pharmaceutical Design.* (E-pub ahead of print – Volume 22).

Cataract surgery completed with Tri-Moxi-Vanc intraocular solution injected transzonularly into the vitreous vs. topical formulation of Pred-Moxi-Ketor, followed by Pred-Ketor was similar in outcome. Significantly more subjects preferred the injection, presumably as a function of the greater convenience with no apparent difference in the therapeutic effect.[6]